AFL-CIO HOUSING INVESTMENT TRUST

GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

- $5 billion investment grade fixed-income mutual fund
- Specializes in the highest credit quality multifamily mortgage backed securities.
- 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.
- 100% union labor requirement for all on-site construction.

TOTAL RETURNS

As of September 30, 2015



Percent
6
5
4
3
2
1
0
2.17
1.84
1.13
4.04
3.60
2.94
2.28
1.84
1.71
3.63
3.19
3.10
5.14
4.69
4.64
Year-to-Date
1 Year
3 Year
5 Year
10 Year
AFL-CIO Housing Investment Trust Gross
AFL-CIO Housing Investment Trust Net
Barclays Capital Aggregate Bond Index

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER RISK

- The HIT continued its strong performance for the first three quarters of 2015, outperforming the Barclays Aggregate benchmark by 104 basis points on a gross basis and 71 basis points on a net basis. *(For more on performance see reverse.)*
- The HIT's higher yield and lower risk profile should be attractive to fixed-income investors.
- The HIT has committed to invest $143 million this year and has a pipeline of projects for 2015 and beyond that should contribute to its income advantage.

OBJECTIVE & STRATEGY

- Construct and manage a portfolio with similar credit quality, higher yield, and similar interest rate risk relative to the Barclays Capital Aggregate Index benchmark.
- High credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.



RISK COMPARISON

As of September 30, 2015

	HIT	Barclays
Superior Credit Profile		
U.S. Government/Agency/AAA/Cash	95.1%	71.7%
A & Below	1.0%	23.9%
Superior Yield		
Current Yield: *28 basis point advantage*	3.34%	3.06%
Yield to Worst: *23 basis point advantage*	2.43%	2.20%
Similar Interest Rate Risk		
Effective Duration	5.12	5.43
Convexity	0.09	0.03
Similar Call Risk		
Call Protected	73%	72%
Not Call Protected	27%	28%

Source: HIT and Barclays Capital Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

continued

BENEFITS OF THE HIT

- Core fixed-income option with a strong performance record.
- Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.
- Ongoing yield advantage positively contributes to its relative performance. *(See previous page for more on performance).*
- High credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles and an anchor for riskier investments in a diversified portfolio.
- Nearly 60% of the portfolio invested in multifamily securities.
- Can directly source multifamily construction-related investments that have higher yields than investments of similar duration and credit quality.

CONSTRUCTION JOBS INITIATIVE

The HIT established its Construction Jobs Initiative in 2009 as a response to the unemployment crisis. To date, the HIT and its subsidiary, Building America CDE, have:

- Committed over $1.8 billion to job-generating investments.
- Generated 21,600 union construction jobs.
- Financed 77 projects in 35 cities, representing $4.3 billion of development.
- Created over $7 billion in estimated economic benefit and nearly 46,000 total jobs for local communities.*

ECONOMIC IMPACT OF INVESTMENTS*

- $25 billion in total economic benefits
- $10 billion in personal income including benefits, with $5 billion for construction workers
- $8.5 billion invested
- 75,000 on-site union construction jobs and over 159,000 total jobs generated
- 100,000 housing and healthcare units nationwide, with 65% affordable housing
- $3 billion in tax revenues ($1 billion state/local and $2 billion federal)


CYCLE OF SUSTAINABLE INVESTMENT
Union pension funds invest in HIT
HIT finances projects through guaranteed securities
THE HIT INVESTMENT CYCLE
Construction securities help provide competitive returns
Construction projects generate good union jobs
Contributions to pension funds increase
1
2
3
4
5

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Periods over one year are annualized.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT's website at www.aflcio-hit.com.

*In 2014 dollars; estimates calculated by Pinnacle Economics and the HIT. Includes HIT's subsidiary Building America CDE's projects, in 2014 dollars.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Ave., NW, Suite 200
Washington, DC 20037
Phone: 202-331-8055
www.aflcio-hit.com

October 2015